ADDENDUM TO OPTION AGREEMENT AMENDMENT
DATED MARCH 11, 2004 AND JUNE 10, 2005
SUMMER PROPERTY

THIS ADDENDUM is made effective as of the 30th day of April, 2006

BY AND BETWEEN

Enwin Resources (the "Optionee")

And

Cadre Capital Inc. (the "Optionor")

WHEREAS:

1) Optionee shall pay the Optionor an extension fee of $5,000 usd plus $1,~~000~~ 620 usd annual maintenance fee on the Summer property

2) This addendum does not supercede or override any previous addendum unless specifically stated herein.

3) Due to:

   (a) Rio Minerals Limited's unavailability to perform the exploration work program as previously scheduled by April 30, 2006;

   (b) Market condition for gold and other metals has recently endured a significant downturn. Therefore management needed some time to evaluate the current market condition before moving any further with the property.

   (c) The upcoming inclement weather conditions in the region of South Central British Columbia, Canada;

WHEREAS:

Pursuant to second section of the Summer Property Option Agreement Amendment dated June 20, 2005, Enwin was required to incur the following exploration expenditures:

Enwin must conduct an exploration work on the property totaling no less than $25,000 usd by April 30, 2006;
Enwin must conduct an exploration work on the property totaling no less than $75,000 usd by April 30, 2007;
Enwin must conduct an exploration work on the property totaling no less than $250,000 usd by April 30, 2008.

NOW, THEREFORE BE IT RESOLVED,

Second section of the Summer Property Option Agreement Amendment dated June 10, 2005, is hereby amended in the following manner:

Enwin must conduct an exploration work on the property totaling no less than $25,000 usd by April 30, 2007;
Enwin must conduct an exploration work on the property totaling no less than $75,000 usd by April 30, 2008;
Enwin must conduct an exploration work on the property totaling no less than $250,000 usd by April 30, 2009.

IN WITNESS WHEREOF, this Addendum to the Option Agreement has been executed by the parties hereto as of the day and year first above written.

ENWIN RESOURCES, INC.	**CADRE CAPITAL INC.**
By: Michael Bebek, President, Director	Andrew Molnar, Owner